UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2005

IOMED, Inc.

(Exact name of registrant as specified in its charter)

Utah

	1-14059	87-0441272
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

2441 South 3850 West, Salt Lake City, Utah

84120
(Address of principal executive offices)	(Zip Code)

(801) 975-1191

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

         The information contained in this Item 2.02 and the exhibit hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

                    On April 26, 2005, the Company issued a press release announcing financial results for the fiscal 2005 third quarter ended March 31, 2005.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                     Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Description
99.1*	Press Release Dated April 26, 2005.

                                                * This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Signature

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 26, 2005	Iomed, Inc.

	By:	/s/ Robert J. Lollini
Robert J. Lollini
President and Chief Executive Officer